UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2018

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA	95618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of Marrone Bio Innovations, Inc. (the “Company,” “we” or “our”) was held on May 30, 2018. The disclosure set forth in Section (i) of Item 5.07 regarding the election of Richard Rominger to serve as a Class II director is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2018, we held our 2018 Annual Meeting in Davis, California. Of the 102,092,613 shares of common stock outstanding and entitled to vote at the 2018 Annual Meeting, 85,611,022 shares were present at the 2018 Annual Meeting either in person or by proxy, constituting a quorum of 83.85%. Our stockholders considered and voted on the following proposals at the 2018 Annual Meeting:

(i)	Our stockholders elected Richard Rominger to serve as a Class II director for a three-year term, ending at the time of the 2021 Annual Meeting of Stockholders (or until a successor is duly elected and qualified) pursuant to our Bylaws and the applicable laws of the State of Delaware.

The results of the voting were as follows:

Name of Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Richard Rominger	72,900,765	1,011,214	1,699,043

(ii)	Our stockholders approved an increase to the maximum aggregate number of shares authorized under the Marrone Bio Innovations, Inc. 2013 Stock Incentive Plan by 3,500,000 to 14,452,472 shares, in accordance with Nasdaq Listing Rule 5635(c).

The results of the voting were as follows:

VOTES FOR:	68,700,728
VOTES AGAINST:	4,988,991
VOTES ABSTAINED:	222,260

(iii)	Our stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The results of the voting were as follows:

VOTES FOR:	85,402,092
VOTES AGAINST:	187,587
VOTES ABSTAINED:	21,343

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: May 31, 2018	By:	/s/ Linda V. Moore
Linda V. Moore
Executive Vice President, General Counsel and Secretary